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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                FEBRUARY 20, 2007

                               IPC HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)

                                     BERMUDA
                 (State or Other Jurisdiction of Incorporation)

                                                                NOT APPLICABLE
                 0-27662                                       (I.R.S. Employer
        (Commission File Number)                             Identification No.)

            29 RICHMOND ROAD
            PEMBROKE, BERMUDA                                       HM 08
(Address of principal executive offices)                          (Zip Code)

                                 (441) 298-5100
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On February 20, 2006, IPC Holdings, Ltd. announced its financial results for the fiscal quarter ended December 31, 2006. The full text of the press release issued in connection with the announcement is being furnished as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of IPC Holdings, Ltd. under the Securities Act of 1933 or the Exchange Act of 1934.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Number   Description
------   -----------
 99.1    Press release of IPC Holdings, Ltd. issued February 20, 2007 reporting on the Company's financial results for the fiscal quarter ended
         December 31, 2006.


                                       2

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorised.

                                        IPC HOLDINGS, LTD.


                                        By /s/ James Bryce
                                           -------------------------------------
                                           James P. Bryce
                                           President and Chief Executive Officer

Date: February 21, 2007


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

                                  EXHIBIT INDEX

Exhibit
 Number   Description
-------   -----------
  99.1    Press release of IPC Holdings, Ltd. issued February 20, 2007 reporting on the Company's financial results for the fiscal quarter ended
          December 31, 2006.


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